National Life Insurance Company

National Variable Annuity Account II

National Variable Life Insurance Account

Supplement dated November 12, 2015

to the Prospectuses dated May 1, 2015, as supplemented to date,

for the Investor Select and Varitrak Policies and for the Sentinel Advantage Variable Annuity Contract

and to the Prospectuses dated May 1, 2009, as supplemented to date,

for the Sentinel Estate Provider and Sentinel Benefit Provider Policies

Neuberger Berman Corporate Action – Small Cap Growth Portfolio

The Varitrak, Sentinel Estate Provider and Sentinel Benefit Provider policies and the Sentinel Advantage Variable Annuity contract, each issued by National Life Insurance Company (“we” or “us”), have investment options that invest in the Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio (the “AMT Small Cap Growth Fund”).  Effective November 6, 2015 (the “Merger Date”), the AMT Small Cap Growth Fund merged into the Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the “AMT Mid Cap Growth Fund”), and the AMT Small Cap Growth Fund is no longer available as an investment option in the above-listed policies and contract.  On the Merger Date, all account value invested in the AMT Small Cap Growth Fund was transferred to the AMT Mid Cap Growth Fund.

Wells Fargo Advantage Funds rebranded to Wells Fargo Funds

The Varitrak, Sentinel Estate Provider and Sentinel Benefit Provider policies and the Sentinel Advantage Variable Annuity contract, each issued by National Life Insurance Company (“we” or “us”), have investment options that invest in certain series of the Wells Fargo Advantage Funds.  Effective December 15, 2015, Wells Fargo Advantage Funds will be known as Wells Fargo Funds.

Fidelity VIP Money Market Fund

The Investor Select, Varitrak, Sentinel Estate Provider and Sentinel Benefit Provider policies and the Sentinel Advantage Variable Annuity contract, each issued by National Life Insurance Company (“we” or “us”), have investment options that invest in the Fidelity Variable Insurance Products Money Market Portfolio (the “Money Market Portfolio”).  Effective December 1, 2015, following a vote of shareholders of the Money Market Portfolio, the Money Market Portfolio will change its name to the Fidelity Variable Insurance Products Government Money Market Fund Portfolio.  In addition, on that date, consistent with the name change, the Money Market Portfolio will implement an investment strategy to normally invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully.

For a period of time after December 1, 2015, communications we send to you regarding your policy or contract may continue to reflect the Fidelity VIP Money Market Portfolio rather than the Fidelity VIP Government Money Market Fund Portfolio.

*              *              *              *              *              *              *              *

If you have any questions about the above fund actions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.